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                                                                 EXHIBIT 23.1
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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1993 Amended Incentive Stock Plan of Microcide Pharmaceuticals, Inc. of our report dated February 4, 1997, with respect to the financial statements of Microcide Pharmaceuticals, Inc. for the year ended December 31, 1996, included in its Annual Report on Form 10-K, filed with the Securities and Exchange Commission.

                                                             Ernst & Young LLP

Palo Alto, California

August 1, 1997.